UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2008

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, NY 14450
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (585) 218-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On an ongoing basis, Constellation Brands, Inc. (the “Company”) seeks to maximize asset utilization, reduce costs and improve long-term return on invested capital throughout its operations. In connection with these efforts, the Company has conducted a strategic review of its Australian business and, on August 6, 2008, committed to the principal features of a plan, “the Australian Initiative,” to sell certain assets and implement operational changes designed to improve efficiencies and returns associated with its Australian business, primarily by consolidating certain winemaking and packaging operations and reducing the Company’s overall grape supply due to reduced capacity needs resulting from a streamlining of the Company’s product portfolio. The Australian Initiative includes the planned sale of three wineries and more than 20 vineyard properties, a streamlining of the Company’s wine product portfolio and production footprint, the buy-out and/or renegotiation of certain grape supply and other contracts, and equipment relocations. The Australian Initiative also includes costs for employee terminations. The actions under the Australian Initiative are expected to commence by August 7, 2008, and the Company currently expects the Australian Initiative to be substantially complete by the end of the Company’s fiscal year 2010 which ends on February 28, 2010.

As further detailed in the table below, the Company expects to incur approximately $37 million of total net restructuring charges in connection with the Australian Initiative and approximately $33 million of other related costs, all of which charges and costs are expected to be recorded in the Company’s results of operations during the fiscal years ending February 28, 2009 (“Fiscal 2009”) and February 28, 2010 (“Fiscal 2010”). Included within the total net restructuring charges of $37 million are impairment charges during Fiscal 2009 of approximately $37 million associated with certain property, plant and equipment held for sale. On August 6, 2008, the Company reached its conclusion regarding this impairment charge as well as its conclusion regarding impairment charges of approximately $13 million on certain intangible assets and an equity method investment. Additionally, the Company expects to record inventory write-downs of approximately $52 million during Fiscal 2009 and accelerated depreciation of approximately $5 million for expected disposals of certain property, plant and equipment during Fiscal 2009 and Fiscal 2010. In connection with the Australian Initiative, the Company expects to incur aggregate cash expenditures of approximately $45 million during Fiscal 2009 and Fiscal 2010, and an aggregate of approximately $95 million of net non-cash costs during Fiscal 2009 and Fiscal 2010. The following table sets forth the Company’s current expectations related to the Australian Initiative:

	Estimated Pretax Charges During Fiscal 2009	Estimated Pretax Charges During Fiscal 2010	Estimated Pretax Charges Total
(in millions)
Restructuring charges:
Employee termination costs (cash) (1)	$6	$-	$6
Contract termination costs (cash)	-	4	4
Other associated costs (cash)	1	1	2
Impairment charges (gains) on assets held for sale (non-cash)	37	(12)	25
Total restructuring charges, net	44	(7)	37
Other related costs (cash)	7	26	33
Accelerated depreciation (non-cash)	3	2	5
Impairment charges on intangible assets and equity method investment (non-cash)	13	-	13
Inventory write-downs (non-cash)	52	-	52
Total costs, net	$119	$21	$140

Total cash costs	$14	$31	$45
Total non-cash costs (gains), net	$105	$(10)	$95

(1) The Company may incur additional restructuring charges (and cash expenditures) of up to $6 million for employee termination costs associated with assets held for sale.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. All statements other than statements of historical fact included in this Current Report on Form 8-K, including statements regarding the Company’s business plans, expected restructuring charges, other related costs, accelerated depreciation, impairment charges on intangible assets and equity method investment, and inventory write-downs, all of which are in connection with the Australian Initiative, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which the Company competes, the forward-looking statements of the Company contained in this Current Report on Form 8-K are also subject to the following risks and uncertainties: the Company’s restructuring charges, other related costs, accelerated depreciation, impairment charges on intangible assets and equity method investment, and inventory write-downs, all of which are in connection with the Australian Initiative, may vary materially from management’s current estimates of these charges and costs due to variations in anticipated headcount reductions, contract terminations or modifications, equipment relocation, proceeds from the sale of assets identified for sale, product portfolio rationalizations, production footprint, and other costs and timing in implementation, and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2008, and other Securities and Exchange Commission filings.

Item 2.06.	Material Impairments.

The information set forth in Item 2.05 above is hereby incorporated by reference into this Item 2.06.

Item 7.01.	Regulation FD Disclosure.

On August 6, 2008, the Company issued a news release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. Among other items, the news release provided information about the Company’s plans to sell certain assets and implement operational changes within its Australian operations to improve efficiencies and returns and also updated the diluted earnings per share outlook regarding the Company’s fiscal year ending February 28, 2009, together with certain related assumptions. The projections constituting the guidance included in the news release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these projections. In this regard, see the information included in the news release under the caption “Forward-Looking Statements.”

Reference to the Company’s website in the release does not incorporate by reference the information on the website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release of Constellation Brands, Inc. dated August 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2008	CONSTELLATION BRANDS, INC.

	By:	/s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated August 6, 2008.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.